ALLSTATE LIFE INSURANCE COMPANY

Supplement, dated December 19, 2012, to the
Prospectuses Dated May 1, 2012 for
The Allstate Variable Annuities

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

Supplement dated December 19, 2012, to the
Prospectuses Dated May 1, 2007, as supplemented, for
The Allstate Variable Annuities

This supplement amends certain disclosure contained in the above-referenced prospectuses for certain variable annuity contracts issued by Allstate Life Insurance Company or Allstate Life Insurance Company of New York.

Effective as of January 31, 2013 (the Closure Date), the following variable sub-account available in the Allstate Variable Annuities will be closed to all contract owners except those contract owners who previously had contract value invested in the variable sub-account and those contract owners who have contract value invested in the variable sub-account as of the Closure Date:

   AllianceBernstein VPS Value Portfolio (Class B)

Contract owners who previously had contract value invested in the variable sub-account, and contract owners who have contract value invested in the variable sub-account as of the Closure Date may continue to submit investments into the variable sub-account thereafter, although they will not be permitted to invest in the variable sub-account if they remove, withdraw or otherwise transfer their entire contract value from the variable sub-account following the Closure Date.  Contract owners who do not have contract value invested in the variable sub-account as of the Closure Date or who did not previously have contract value invested in the variable sub-account will not be permitted to invest in the variable sub-account thereafter.

        Please keep this supplement for future reference together with your prospectus.